Exhibit 32.2
CERTIFICATION PURSUANT TO
U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Raymond Ruddy, Vice President and Controller of Psychemedics Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as the principal financial and accounting officer of the Company that:
(1)
The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on November 13, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009	/s/ Raymond Ruddy
Raymond Ruddy
Vice President of Finance and Controller (principal financial and accounting officer)

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